UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 23, 2007

Brigham Exploration Company
(Exact name of registrant as specified in its charter)

Delaware	000-22433	75-2692967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Bridgepoint Parkway
Building Two, Suite 500
Austin, Texas 78730
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (512) 427-3300

Item 7.01 Regulation FD Disclosure.

Registrant is furnishing its press release dated April 23, 2007, which announces the closing of a joint venture agreement with Northern Oil and Gas. The text of the press release is furnished as attached hereto as Exhibit 4.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit 4.1	Press release dated April 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHAM EXPLORATION COMPANY

Date: April 25, 2007	By:	/s/ Eugene B. Shepherd, Jr.
Eugene B. Shepherd, Jr. Executive Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Item Number	Exhibit

4.1	Press Release dated April 23, 2007.